ARDENT MINES LIMITED - AUDITED STATEMENTS OF EXPENSES (USD $)	12 Months Ended		131 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011
Consulting fees	$ 2,612,425	$ 11,219	$ 2,926,671
Director compensation	2,018,275		2,018,275
Executive compensation	374,000		374,000
Investment banking services	258,560		258,560
Other general and administrative	53,303	894	94,830
Legal and accounting	453,142	27,000	616,647
Marketing	86,080		86,080
Mining exploration	10,000		24,588
Travel	209,930		219,469
Total operating expenses	6,075,715	39,113	6,619,120
Interest expense	(24,941)		(26,231)
Other income	231		231
Interest income	103		103
Debt forgiveness		37,714	37,714
Total other income (expenses)	(24,607)	37,714	11,817
NET LOSS	$ (6,100,322)	$ (1,399)	$ (6,607,303)
Net loss per share – basic and diluted (in Dollars per share)	$ (0.40)	$ 0.00
Weighted average shares outstanding – basic and diluted (in Shares)	15,101,168	14,353,540	15,101,168